UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) August 1, 2003
                                                            --------------



                           PUBLIX SUPER MARKETS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                   Florida
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



         0-981                                      59-0324412
-----------------------                  --------------------------------
(Commission File Number)                 (IRS Employer Identification No.)



    3300 Airport Road
    Lakeland, Florida                                       33811
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(Address of Principal Executive Offices)                  (Zip Code)

                                (863) 688-1188
               ---------------------------------------------------
               (Registrant's Telephone Number, Including Area Code)








                                Page 1 of 2 pages

Item 7.   Financial Statements and Exhibits
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          (c).   Exhibits
          ---------------

          99.    Press Release dated August 1, 2003.


Item 12.  Results of Operations and Financial Condition
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          On August 1, 2003, Publix Super Markets, Inc. issued a press release to report its second quarter 2003 results and stock price effective August 1, 2003. A copy of the press release is attached hereto as Exhibit 99.

          The foregoing information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             PUBLIX SUPER MARKETS, INC.



Dated: August 1, 2003        By: /s/ David P. Phillips
                             -------------------------------------------
                             David P. Phillips, Chief Financial Officer
                             and Treasurer
                             (Principal Financial and Accounting Officer)










                                Page 2 of 2 pages

Exhibit Index
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Exhibit 99.  Press Release dated August 1, 2003, of Publix Super Markets, Inc.